UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2007

                          WALKER FINANCIAL CORPORATION
                          ----------------------------

             (Exact name of registrant as specified in its charter)


        Delaware                      0-5418                   13-2637172
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


           990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 25, 2007, the Registrant received written notification confirming a decision on January 19, 2007 by Marcum & Kliegman, LLP ("MARCUM") to resign its position as its independent registered public accounting firm. On January 29, 2007 the Registrant appointed and engaged Russell, Bedford, Stefana, Mirchandani, LLP ("Russell Bedford"), as its independent registered public accounting firm for the year ended December 31, 2006. The hiring of Russell Bedford was approved by the Registrant's Board of Directors.

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The  report  of  Marcum  on  the financial statements of the Company for the two fiscal years ended December 31, 2005 and 2004 contained an opinion which raised substantial doubt about the Company's ability to continue as a going concern because the Company has incurred recurring operating losses and has a working capital deficiency.

In connection with the audits for the past two fiscal years and through the termination date, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in their reports on the financial statements for such period.

In connection with the audit for our financial statements for the year ended December 31, 2004, Marcum advised us that it had identified a deficiency in our internal controls which was designated a "material weakness" in our controls over financial reporting under standards established by the Public Company Accounting Oversight Board with respect to inadequate organizational structure within our accounting department. The material weakness related to our lack of a central accounting department as each subsidiary maintains its own books and records.

During the two fiscal years ended December 31, 2005 and December 31, 2004 and through February 12, 2007, the Company has not consulted with Russell Bedford regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report was provided to Russell Bedford nor oral advice was provided that Russell Bedford concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  Any  matter  that was either subject of disagreement or event, as defined in
Item  304(a)  1  (iv)  of  Regulation  S-B.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01       Exhibits.

Exhibit Number 99.01 Letter from Marcum & Kliegman, LLP on change of independent accountants.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WALKER FINANCIAL CORPORATION


Date: February 12, 2007                  /s/ Mitchell Segal
                                         ------------------
                                         Mitchell Segal
                                         Chief Executive Officer

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February 12, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Walker Financial Corp. under Item 4.01 of its Amended Form 8-K dated February 12, 2007. We agree with the statements concerning our Firm in such Amended Form 8-K. We are not in a position to agree or disagree with other statements of Walker Financial Corp. contained therein.

Very truly Yours,

/s/  Marcum & Kliegman LLP
--------------------------
Marcum & Kliegman LLP

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